UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 13, 2018

Emerald Medical Applications Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, NY	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Shares of Equity Securities.

From January 31 through February 13, 2018, Emerald Medical Applications Corp. (the “Registrant”) received the aggregate amount of $1,375,700 from “accredited investors” in consideration for the issuance of units (the “Units”) at an offering price of $0.07 per Unit, each Unit consisting of: (i) one (1) share of common stock (the “Shares”); and (ii) one (1) common stock purchase warrant exercisable for a period of twenty-four (24) months to purchase one (1) additional Share at an exercise price of $0.14. The offer and sale of the Units, without registration under the Securities Act of 1933, as amended (the “Act”), was made in reliance upon the exemption provided Regulation S and Regulation D promulgated by the Securities and Exchange Commission under the Act.

Investor	Number of Units	Proceeds	Subscription Date	Address
Jeff Smurlick	500,000	$35,000	January 31, 2018	10458 Lake Via Street Circle,de, FL 33498
Yosef Cohen	1,100,000	$77,000	February 2, 2018	156 Lachish Street, Shoham, 60850, Israel
201509 Ontario Inc	428,571	$30,000	February 2, 2018	6 Bradwick Dr Unit B,Concord’ Ontario L4k-2t3 Canada
Marco Rubin	225,000	$15,750	February 2, 2018	3298 Arenida de Suero, Carlsbad, CA
Nily & Binjamin Eiger	420,000	$29,400	February 5, 2018	Palmah Street. Herzeliya Israel
Elierzer Keren	420,000	$29,400	February 5, 2018	68 Golomb Street, Herzlia, Israel 46305
Zvi Nissim Azulay	357,143	$25,000	February 6, 2018	39 Ha’arazim Street Beit Shemesh Israel, 99000
Urs Merz	150,000	$10,500	February 6, 2018	Im Garten 1. CH-8966 Oberwil- Lieli/Switzerland
Feinstein Corporation	250,000	$17,500	February 6, 2018	43 Chagall Drive, Thornhill, Ontario, L4J 9B5, Canada
Teddy Lantz	635,000	$44,450	February 6, 2018	3 Zvi Tadmor, Holon, Israel
Zvi Pinton	420,000	$29,400	February 6, 2018	14/10 Derech Carmit Street, Jerusalem, Israel
Arie Mordechay Levy	420,000	$29,400	February 6, 2018	11/2 Migdal Hamenorast, Modiin, Israel. 7176051
Asher Tward	350,000	$24,500	February 7, 2018	222 Cook’s Mill Crescent, Maple Ontario L6A 0K9 Canada
Wayne Keifer	214,285	$15,000	February 7, 2018	15353710th Ave Taopi MN 55977
Bronson Picket	215,000	$15,050	February 7, 2018	39 Vesey Street, Apt. 2B, New York, NY 10013
David Netanel	420,000	$29,400	February 7, 2018	P.O.B. 48072 Tel Aviv 6936404, Israel
Eliyahu Eliav	420,000	$29,400	February 7, 2018	51 Hacarmel Street, Ganeu Tikva, Israel
Hovav Navon	750,000	$52,500	February 7, 2018	Moatza Ezorit Eshkol , D. N Hanegev, Magen, Israel. 8546500
Jacob Kobi Hoyda	420,000	$29,400	February 7, 2018	5 Barazani Street, Tel Aviv, Israel
Lyons Capital LLC	714,286	$50,000	February 7, 2018	7239 San Salvador Dr. Suite 100 Boca Raton FL 33433
Amir Maor	630,000	$44,450	February 8, 2018	5 Tseelon Street, KiryatYam,Israel. 2900339
Amos Mahlev	420,000	$29,400	February 8, 2018	15 Tarshish Street, Yehud –Monson, Israel. 601000
Gideon Cafri	420,000	$29,400	February 8, 2018	54 Hagibor Haalmony Street, Tel Aviv, Israel
Raja Ehsel	420,000	$29,400	February 8, 2018	15 Tarshish Street, Yehud –Monson, Israel. 601000
Dror Fayer	840,000	$58,800	February 9, 2018	12/1 Leshem, Gedera, Israel
Gil Yosef Sror	420,000	$29,400	February 9, 2018	7 Ein Gev Street, Tel Aviv, Israel
Rashid Management & Investmnets Ltd	420,000	$29,400	February 9, 2018	1 Hermon Street. Nazareth Illit, Israel
Lior Frenkel	400,000	$28,000	February 12, 2018	Kibbutz Sde Eliyahu, Emek Hamaayanot, Israel
Avdinco Ltd	2,142,857	$150,000	February 12, 2018	2 Kaufman Street Tel Aviv,6801294 Israel
Tamarid Ltd	2,142,857	$150,000	February 12, 2018	2 Kaufman Street Tel Aviv,6801294 Israel
Tamar Naki	420,000	$29,400	February 12, 2018	10/4 Chaim Torenst, Jerusalem, Israel
Isaac Giat	1,428,571	$100,000	February 13, 2018	16 Levi Eshkol Street. Tel Aviv 6936101 Israel
Tvi Aharonson Ltd	714,286	$50,000	February 13, 2018	12 Yefe Nof Street Gedera Israel 7048312
Total	19,647,856	$1,375,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Yair Fudim
Name: Yair Fudim
Title: Chief Executive Officer
Date: February 16, 2018